                                                                   EXHIBIT 17(d)


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE, FACSIMILE AND
                                      INTERNET VOTING SAVES POSTAGE COSTS.
                                      SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192, OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE, OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                                                                      PROXY

                           VAN KAMPEN XXXXXXXXX FUND
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 23, 2005





The undersigned holder of shares of beneficial interest, par value $0.01 per share, of Van Kampen XXXXXXXXX Fund (the "Fund"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the joint special meeting of shareholders to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on September 23, 2005 at X:XX a.m. and any adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND JOINT PROXY STATEMENT/PROSPECTUS FOR THE MEETING TO BE HELD ON SEPTEMBER 23, 2005 AT X:XX A.M. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

                                        VOTE VIA THE TELEPHONE: 1-866-241-6192
                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        999 9999 9999 999

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the
                                        signer's office. If a partner, sign in
                                        the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Date                        XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.




This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the shareholder signing this proxy. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
PLEASE MARK VOTES AS IN THIS EXAMPLE:    [X]



                                                                     FOR  AGAINST  ABSTAIN

                                                                     [ ]    [ ]      [ ]

   1.  Not applicable to the Fund.

   2. To approve the issuance of additional common shares of the Fund in connection with the Agreement and Plan of Reorganization; and

   3. To transact such other business as may properly be presented at the Meeting or any adjournment thereof.



THE BOARD OF TRUSTEES OF THE FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THIS PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                   XXXX XXXXX